UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    May 24, 2022
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of stockholders held on May 20, 2022, there were four items subject to a vote of security holders: (1) the election of nine members of the Board of Directors of the Company; (2) the approval of a new Director Annual Retainer Plan, (3) the ratification of the appointment of KPMG LLP as the Company’s independent auditor, and (4) the approval, by nonbinding vote, of executive compensation.

1.In the vote for the election of nine members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Erland E. Kailbourne	28,155,762	—	1,651,713	—	422,070	—

John R. Scannell	14,519,798	—	15,287,677	—	422,070	—

Katharine L. Plourde	29,258,613	—	548,862	—	422,070	—

A.William Higgins	29,687,450	—	110,025	—	422,070	—

Kenneth W. Krueger	29,302,216	—	505,259	—	422,070	—

Mark J. Murphy	28,302,316	—	505,159	—	422,070	—

J. Michel McQuade	29,695,414	—	112,061	—	422,070	—

Christina M. Alvord	29,702,396	—	105,079	—	422,070	—

Russell E. Toney	29,702,288	—	105,187	—	422,070	—

2.In the vote approve a new Director Annual Retainer Plan, the number of votes case for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
29,685,077	110,938	11,460	422,070

3.In the vote for the ramification of the appoint of KPMG LLP as the Company's independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
29,106,518	1,118,867	4,160	—

4.In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
29,699,591	88,758	19,126	422,070

Item 8.01 Other Events.

The Company notes that all of our director nominees conformed to our overboarding policy, which had been developed considering the policies of various institutional investors and proxy advisory firms, such as ISS. However, based on these voting results and changes in proxy advisor and investor expectations, our Governance Committee anticipates reviewing the Company’s current overboarding policy. In addition, the Company expects that all nominees for election at the annual meeting in 2023 will meet more stringent board limitations.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan

Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: May 24, 2022

EXHIBIT INDEX

Exhibit No.	Description
104	Inline XBRL cover page.